UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     As previously disclosed, the United States Attorney for the District of South Carolina has been conducting an investigation of WebMD Corporation, which WebMD first learned about in September 2003.

     On January 10, 2005, WebMD issued a press release regarding the announcement that day by the U.S. Attorney that three former employees of Medical Manager Health Systems, Inc., currently known as WebMD Practice Services, Inc. (a subsidiary of WebMD Corporation), have each agreed to plead guilty to one count of Mail Fraud and that one such employee has also agreed to plead guilty to one count of Tax Evasion for acts committed while they were employed by Medical Manager Health Systems, Inc. and its predecessor. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of WebMD’s press release.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

99.1	Press Release issued by WebMD Corporation, dated January 10, 2005, regarding pleas by former Medical Manager personnel in connection with previously disclosed investigation

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: January 11, 2005	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated January 10, 2005, regarding pleas by former Medical Manager personnel in connection with previously disclosed investigation

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